SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14 (a) of the Securities
                   Exchange Act of 1934 (Amendment No.      )

Filed by registrant	[X]
Filed by a party other than the registrant	[ ]

Check the appropriate box:
[ ]  Preliminary proxy statement          [ ]  Confidential, for use of the
[X]     Definitive proxy statement             Commission Only (as permitted by
[ ]   Definitive additional materials        Rule 14a-6(e) (2))
[ ]   Soliciting material under Rule 14a-12

                         VALLEY FORGE SCIENTIFIC CORP.
                (Name of Registrant as Specified in its Charter)


   (Name of Person (s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]	No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6 (i) (1) and 0-11 Act Rule 14a-6 (i) (3)

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth in the amount on which the filing fee is calculated and state how it was determined.

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:


(2)	Form, Schedule or Registration Statement No.:


(3)	Filing Party:


(4)	Date Filed:

                         VALLEY FORGE SCIENTIFIC CORP.
                              136 Green Tree Road
                            Oaks, Pennsylvania 19456
                    ________________________________________
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      To Be Held Wednesday, March 13, 2002
                    ________________________________________

To the Shareholders of
Valley Forge Scientific Corp.:

The Annual Meeting of Shareholders (the "Meeting") of Valley Forge Scientific Corp. (the "Company") will be held at the Hampton Inn at Route 422 and Egypt Road, Oaks, Pennsylvania on Wednesday, March 13, 2002 at 10:30 a.m. local time, for the following purposes:

     1. To elect five directors to hold office until the Annual Meeting of Shareholders in 2003 and until their respective successors are duly elected and qualified.

     2. To consider and act upon any other matter which may properly come before the meeting or any adjournment thereof. The Board of Directors of the Company is presently unaware of any other business to be presented to a vote of shareholders at the Meeting.

     The Board of Directors has fixed the close of business on February 1, 2002 as the record date for the Meeting. Only shareholders of record on that date are entitled to notice of and vote at the Meeting and any adjournment or postponement thereof.

The enclosed proxy is solicited by the Board of Directors of the Company. Reference is made to the accompanying Proxy Statement for further information with respect to the business to be transacted at the meeting.

                                             By Order of the Board of Directors,

                                             /s/ Bonnie Ritchie
                                                 ---------------
                                                 BONNIE RITCHIE,
Oaks, Pennsylvania                               Secretary
February 1, 2002

                                   IMPORTANT
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. EVEN IF YOU PLAN TO BE PRESENT PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY.

                         VALLEY FORGE SCIENTIFIC CORP.
                              136 Green Tree Road
                            Oaks, Pennsylvania 19456
                                _______________
                                PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Valley Forge Scientific Corp., a Pennsylvania corporation (the "Company"), in connection with the Company's Annual Meeting of Shareholders (the "Meeting"), which is scheduled to be held at 10:30 a.m., local time, on Wednesday, March 13, 2002, at the Hampton Inn, Route 422 and Egypt Road, Oaks, Pennsylvania, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of the Meeting. This Proxy Statement, the foregoing notice, the enclosed proxy, and the Annual Report to Shareholders are being sent to shareholders on or about February 5, 2002.

The Board of Directors knows of no matters that are likely to be brought before the Meeting, other than the matters specifically referred to in the Notice of the Meeting. If any other matter properly comes before the Meeting, however, the persons named in the enclosed proxy, or their duly constituted substitutes acting at the Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters. If the enclosed proxy is properly executed and returned prior to voting at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. In the absence of instructions, executed proxies will be voted "FOR" the five nominees of the Board of Directors for election as directors.

Any proxy may be revoked at any time prior to its exercise by notifying the Secretary of the Company in writing, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

                                  RECORD DATE

The record date for determining the holders of common stock ("Common Stock") of the Company who are entitled to notice and to vote at the Meeting was February 1, 2002.

                               VOTING SECURITIES

At February 1, 2002, the Company had 8,067,812 shares of Common Stock outstanding. Holders of record of Common Stock as of such date will be entitled to one vote for each share held.

The presence at the meeting, in person or by proxy, of holders of shares of Common Stock having, in the aggregate, a majority of the votes entitled to cast at the Meeting will constitute a quorum for the Meeting. The affirmative vote by the holders of a plurality of the shares of Common Stock represented at the Meeting is required for the election of Directors, provided a quorum is present in person or by proxy.

                                      [1]

Abstentions are included in the shares present at the Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome.

                PROPOSALS TO BE ACTED UPON AT THE ANNUAL MEETING

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

At the Meeting, the shareholders will elect five directors to hold office until the Annual Meeting of Shareholders in 2003, and until their respective successors are duly elected and qualified.

The Company's by-laws provide that the Board of Directors shall consist of not fewer than three members. The Board of Directors has fixed the number of directors at five. Jerry L. Malis, Leonard I. Malis, Bruce A. Murray, Robert H. Dick, and Louis Uchitel, who have each been nominated for election as a director by the Board of Directors, are the Company's current directors. All directors hold office until the next annual meeting of shareholders, or until their successors are elected and qualified.

It is the intention of the persons named in the accompanying proxy to vote, unless otherwise instructed, "FOR" the election as directors of the five nominees named above. All nominees have expressed their willingness to serve as directors. If any of the nominees should be unable to serve, the proxies will be voted for the election of such other person or persons as shall be determined by the person in the proxy in accordance with their judgment. The Company is not aware of any reason why any of the nominees, if elected, should be unable to serve as a director. The vote of a plurality of a quorum of shareholders present in person or by proxy at the Meeting is required for the election of the nominees.

The directors and executive officers of the Company are as follows:

                                                                      Director
Name                    Age     Position(s)                              Since
--------------          ---     --------                              --------
Jerry L. Malis          69      Chairman of the Board, Chief         1980
                                Executive Officer and President
Leonard I. Malis        82      Director                             1989
Bruce A. Murray         65      Director                             1992
Robert  H. Dick         58      Director                             1997
Louis Uchitel           76      Director                             2001

                                      [2]

Jerry L. Malis, has served as Chief Executive Officer, President or Vice-President and a Director of the Company since its inception in March 1980. As of June 30, 1989, Mr. Malis was elected as Chairman of the Board of the Company. He has published over fifty articles in the biological science, electronics and engineering fields, and has been issued twelve United States patents. Mr. Malis coordinates and supervises the development, engineering and manufacturing of the Company's products and is in charge of the daily business operations of the Company. He devotes substantially all his business time to the business of the Company.

Leonard I. Malis, M.D., a consultant to the Company since its inception in March 1980, has been a director since June 30, 1989. Dr. Malis was Professor and Chairman of the Department of Neurosurgery at Mount Sinai School of Medicine, New York, New York, from 1971 until 1993, and is currently Professor and Chairman Emeritus of the Department of Neurosurgery. Dr. Malis designed and built the first commercial bipolar coagulator in 1955, and his original units were the standard in neurosurgery for many years. Dr. Malis has been issued five United States patents and has designed and trademarked over one hundred instruments. He has published over one hundred articles in medical journals and reviews and is the author of a textbook on neurosurgery.

Bruce A. Murray, a member of the audit committee and chairman of the compensation committee, has been a director of the Company since October 14, 1992. He was a Managing Member of The Change Management Group, LLC, a management consulting company, and was a Principal of Adair & Murray Associates, Inc., a management consulting company. Mr. Murray has held positions within the Pfizer Hospital Products Group, as Director of Engineering-Surgical Products, Corporate Vice President - Research and Development, and Senior Vice President and Business Manager - Surgical Products. He has also held senior management positions with Valleylab, Inc., Picker Corporation Electronics Division, Ball Brothers Research Corporation and IIT Research Institute. Mr. Murray received both his B.S. in Engineering and his M.B.A. from the Illinois Institute of Technology.

Robert H. Dick, a member of the audit committee and the compensation committee, has been a director of the Company since 1997. He is the principal of R.H. Dick & Company, Inc., an investment banking firm. From April 1996 to 1998, he was a partner in Boles & Company, an investment banking firm. He was President, CEO and CFO of two Boles & Company clients: BioMagnetic Therapy Systems, Inc. (from September 1995 to April 1996) and Pharmx, Inc. (from May 1994 to May 1995).
From April 1987 to May 1994, Mr. Dick served as Vice President-International for Codman & Shurtleff, Inc., a Johnson & Johnson subsidiary, where he was responsible for new business development and sales and marketing in non-U.S. markets. Mr. Dick has also held other business development and sales and marketing positions with Codman & Shurtleff, Inc., and product management positions with USCI Surgical Products, a division of C.R. Bard.

Louis Uchitel, chairman of the audit committee and a member of the compensation committee, was appointed as a director of the Company in June 2001. He is a certified public accountant and the Secretary and Treasurer of Quaker State Environmental Equipment, Inc., a lessor of solid waste equipment. Mr. Uchitel was formerly the Executive Vice President and Chief Financial Officer of Accurate Industries, Inc.

                                      [3]

Jerry L. Malis and Dr. Leonard I. Malis are brothers. The executive officers are elected annually by the Board of Directors and shall continue to serve until their successors are elected and qualified.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors met six times during the fiscal year ended September 30, 2001. The Board of Directors has a standing Audit Committee and Compensation Committee. Each incumbent director attended at least 75% of (i) the total number of meetings of the Board of Directors held during the period for which he was a director and (ii) the total number of meetings held by the Audit Committee and the Compensation Committee on which that Director served in the most recent fiscal year.

Audit Committee

Prior to June 12, 2001, the Audit Committee consisted of Bruce Murray (Chairman), Robert H. Dick and Jerry L. Malis. On and after June 12, 2001, the Audit Committee consisted of Louis Uchitel (Chairman), Bruce A. Murray and Robert H. Dick. Messrs. Uchitel, Murray and Dick are independent (as independence is defined in Rule 4200 (a)(15) of the National Association of Securities Dealers). The Audit Committee met six times during the fiscal year ended September 30, 2001.

To the extent provided by Item 7(d)(3)(v) of SEC Regulation 14a-101 of the Securities and Exchange Commission ("SEC"), the paragraph that follows this paragraph shall not be deemed to be proxy "soliciting materials" or to be "filed" with the SEC or subject to its proxy regulations or to the liabilities of Section 18 of the Securities Exchange Act of 1934.

The Audit Committee is responsible for evaluating the Company's system of accounting controls and approving the scope of the annual audit. The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee has reviewed and discussed the audited financial statements with management, and the Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards) and SAS 90. SAS 61 and SAS 90 require the independent auditor to provide the Audit Committee with information regarding the scope and results of an audit that may assist the Audit Committee in its functions. The Audit Committee has also received the written disclosures and the letter from the Company's independent accountants as required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees) and has discussed with the independent accountants the independent accountant's independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements for the fiscal year ended September 30, 2001 be included in the Company's Annual Report on Form 10-K for such fiscal year for filing with the SEC.

                                      [4]

                                AUDIT COMMITTEE
                                Louis Uchitel, Chairman
                                Bruce A. Murray
                                Robert H. Dick

Compensation Committee

Prior to June 12, 2001, the Compensation Committee consisted of Messrs. Murray (Chairman) and Dick. On June 12, 2001, Louis Uchitel became the third member of the Compensation Committee. The Compensation Committee acts on matters related to executive officer compensation and grants of stock options pursuant to the Company's stock option plans. The Compensation Committee met on four occasions during the fiscal year ended September 30, 2001.

Directors' Compensation

Directors do not receive any cash compensation for their services as members of the Board of Directors, but Directors who are not officers are entitled to reimbursement for expenses incurred in connection with their attendance at meetings and participate in the Company's 2000 Non-Employee Directors' Stock Option Plan ("Director Plan"). Pursuant to the Director Plan, non-employee directors are granted options to purchase 10,000 shares of Common Stock on an annual basis upon being elected or appointed to the Board of Directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE INDIVIDUALS NOMINATED FOR ELECTION AS DIRECTORS

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth the compensation which was paid to executive officers for the three fiscal years ended September 30, 2001.

Name and            Fiscal Year     Salary (1)      Number of Shares of
Principal                                           Common Stock Underlying
Position                                            Options Granted
----------          ----------      ----------      ----------------

Jerry L. Malis,     2001            $199,900           50,000
     President      2000             199,900              ---
                    1999             188,000              ---

Thomas J. Gilloway, 2001            $ 69,000           50,000
Executive Vice
President           2000              91,000              ---
                    1999             100,000              ---

Bernard H. Shuman,  2001            $ 78,750           50,000
Vice President
-Technology         2000             105,000              ---
                    1999             105,000              ---
------

(1) Non-cash compensation did not exceed the lesser of $50,000 or 10% of the cash compensation for the named individual.

                                      [5]

STOCK OPTIONS GRANTED IN FISCAL YEAR 2001

     The following table sets forth information with respect to option grants to the named executive officers during fiscal 2001.

                   Number of Shares of      Percent of Total
                   Common Stock Underlying  Options Granted  Exercise Expiration
Name               Options Granted          to Employees     Price    Date
------------       ------------             -----------      ------   -------
Jerry L. Malis          50,000                  16.8%        $1.125   12/12/10
Thomas J. Gilloway      50,000                  16.8%        $1.125   12/12/10
Bernard H. Shuman       50,000                  16.8%        $2.35    05/15/11

AGGREGATE FISCAL YEAR END OPTION VALUES

     The following table sets forth the value on September 30, 2001 of unexercised options for each of the executive officers.

                      Number of Shares of Common Stock    Aggregate Value of
                      Underlying Unexercised              Unexercised Options
Name                  Options at September 30, 2001       at September 30, 2001
-----------           -----------------------------        --------------------
Jerry L. Malis (1)              150,000                        $109,000
Thomas J. Gilloway (2)           50,000                          85,750
Bernard H. Shuman (3)            50,000                          24,500
_____________

(1) On June 5, 2000, options to purchase 50,000 shares of Common Stock, which were previously issued to Mr. Malis, expired in accordance with their terms unexercised. Mr. Malis' options consist of the following:

-- 50,000 shares granted on October 14, 1992 at $3.625 per share, expiring on October 14, 2002, of which 50,000 shares are exercisable;

-- 50,000 shares granted on December 22, 1994 at $2.375 per share, expiring December 22, 2004, of which 50,000 shares are exercisable; and

-- 50,000 shares granted on December 12, 2000 at $1.125 per share expiring December 12, 2010, of which 50,000 shares are exercisable.

(2) On June 5, 2000, options to purchase 50,000 shares of Common Stock, and, on August 18, 2001, options to purchase 100,000 shares of Common Stock, which were previously issued to Mr. Gilloway expired in accordance with their terms unexercised. Mr. Gilloway passed away on February 18, 2001. As of September 30, 2001, Mr. Gilloway's remaining options, which were held by his estate, consist of the following:

--      50,000 shares granted on December 12, 2000 at $1.125 per share, expiring
December 12, 2010, of which 50,000 shares are exercisable.

(3) On July 26, 2001, options to purchase 25,000 shares of Common Stock, which were previously issued to Mr. Shuman expired in accordance with their terms unexercised. Mr. Shuman's options consist of the following:

--      50,000 shares granted on May 15, 2001 at $2.35 per share, expiring May
15, 2011, of which 50,000 shares are exercisable.

                                      [6]

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENT

Effective July 1, 1994, the Company entered into employment agreements with Jerry L. Malis, President, and Thomas J. Gilloway, Executive Vice President, for terms of 63 months expiring on September 30, 1999. The agreements provided for annual base salaries to Mr. Malis and Mr. Gilloway of $148,720 and $126,940, respectively with annual base salary increases of 10% commencing on October 1, 1994. In addition the agreements provided that Messrs. Malis and Gilloway may receive such other cash and stock bonus and benefits as may be determined from time to time by the Board of Directors. On September 30, 1999, the Company amended the employment agreements with Messrs. Malis and Gilloway to extend the terms for an additional year effective October 1, 1999. As extended the employment agreements provided for annual base salary of $198,950 for Jerry L. Malis and $90,000 for Thomas J. Gilloway. Although the employment agreements for Messrs. Malis and Gilloway have not been further extended, the Company continued to provide compensation to them at the annual rate of $198,500 and $90,000. For the year ended September 30, 1999, Messrs. Malis and Gilloway waived their right to a 10% increase of base salary. The reduction of Mr. Gilloway's base salary for the years ended September 30, 1999 and 2000 was due to his being employed on a half-time basis effective January 1, 1999. Mr. Gilloway passed away on February 18, 2001, and the Company continued to pay a salary to his spouse until June 29, 2001.

On August 31, 1994, the Company entered into an employment agreement with Bernard H. Shuman, Vice President-Technology, for a term of 59 months ending on July 31, 1999. The agreement provided for an annual salary to Mr. Shuman of $50,000 for the period from September 1, 1994 to July 31, 1995, and a salary of $105,000 for each twelve month period thereafter. The agreement provided that Mr. Shuman may receive additional compensation and benefits as may be determined from time to time by the Board of Directors. Although the employment agreement was not extended, the Company continued to provide compensation to Mr. Shuman on an annual basis of $105,000 until his retirement on June 30, 2001.

401(K) PLAN AND PROFIT-SHARING PLAN

Effective January 1, 1990, the Company adopted a 401(k) Plan and Profit Sharing Plan that covers full-time employees who have attained age 21 and have completed at least one year of service. Under the 401(k) Plan, an employee may contribute an amount up to 25% of his compensation to the 401(k) Plan on a pre-tax basis not to exceed $10,500 per year (adjusted for cost of living increases). Amounts contributed to the 401(k) Plan are non-forfeitable.

Under the Profit Sharing Plan, a participant in the plan participates in contributions to the Plan as of December 31 in any year, with allocations to individual accounts based on annual compensation. An employee does not fully vest an interest in the plan until completion of three years of employment. The Board of Directors determines contributions to the plan on a discretionary basis. The Company has not made any contributions to date.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of January 25, 2002, certain information with respect to the beneficial ownership of Common Stock, by each person known to the Company to own beneficially 5% or more of the outstanding Common Stock, by each director and nominee, and by all officers and directors as a group.

                               Amount of
Name and Address of            Beneficial                  Percentage
Beneficial Owners (1)          Ownership                   Owned
----------------               ---------                   --------

Jerry L. Malis (2)(3)          1,282,276                   15.6%
Dr. Leonard I. Malis (2)(6)      961,242                   11.9%
Russell U. Schenkman (8)         651,375                    8.0%
Louis Uchitel (2) (7)            210,000                    2.6%
Bruce A. Murray (2)(4)            31,000                      *
Robert H. Dick (2)(5)             24,000                      *
 All officers and directors
  as a group (5 persons)       2,508,518                   30.3%
____________________
* less than 1%

                                      [7]

(1) Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2) The mailing address of Messrs. Malis, Murray, Dick, Uchitel and Dr. Malis, directors of the Company, is 136 Green Tree Road, P.O. Box 1179, Oaks, Pennsylvania 19456-1179.

(3) Includes 150,000 shares issuable to Mr. Malis subject to options exercisable currently or within 60 days. Also includes 200,000 shares held in the Malis Family, L.P., a limited partnership in which Jerry L. Malis is the general partner and possesses voting and investment power.

(4) Represents 31,000 shares issuable to Mr. Murray subject to options exercisable currently or within 60 days.

(5) Represents 24,000 shares issuable to Mr. Dick subject to options exercisable currently or within 60 days.

(6) Includes 400,000 shares held in the Leonard and Ruth Malis Family, L.P., a limited partnership in which Dr. Malis is a general partner and possesses voting and investment power.

(7) Includes 10,000 shares issuable to Mr. Uchitel subject to options exercisable currently or within 60 days.

(8) Russell U. Schenkman is the sole trustee of the Frances W. Gilloway Marital Trust and the Frances W. Gilloway Residue Trust (the "Trusts"), which are the record owners of 601,375 shares of the Common Stock and options to purchase 50,000 shares of Common Stock exercisable currently or within 60 days. The Trusts were created under the will of Thomas J. Gilloway to, among other things, own certain shares of the Common Stock beneficially owned by Mr. Gilloway. Mr. Schenkman in his capacity as trustee of the Trusts possesses sole voting and investment power with respect to the shares and therefore is deemed to beneficially own, under applicable regulations of the Securities and Exchange Commission, the 651,375 shares owned of record by the Trusts. Mr. Schenkman disclaims beneficial ownership of all shares owned of record by the Trusts. The address of Mr. Schenkman is 13 Roszel Road, Princeton, New Jersey 08540.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since the late 1960's, Dr. Leonard I. Malis, one of the Company's directors, on an individual basis, has been a party to royalty arrangements with Codman & Shurtleff, Inc., one of the Company's principal customers. Dr. Malis has developed and in the future may develop passive hand instruments for Codman & Shurtleff, Inc. with no pecuniary benefits to the Company.

The Company has entered into a five year lease commencing on July 1, 2000 for approximately 4,200 square feet of office and warehouse space at a base monthly rent of $4,643 with GMM Associates, a Pennsylvania general partnership. Two of the partners of GMM Associates are Jerry L. Malis and Leonard I. Malis, principal shareholders as well as directors. The related expense for this lease for the year ended September 30, 2001 was $56,115. The Company believes the rental payments reflect fair rental value for the space.

For the year ended September 30, 2001, the Company paid legal fees and costs in the amount of $98,620 to a law firm in which a son-in-law of Jerry L. Malis is a partner.

During fiscal years 1999, 2000 and 2001, the Company retained R. H. Dick & Company, Inc., an investment banking and business consulting company, owned by Robert H. Dick, one of the Company's directors, to perform investment banking and business consulting services. For the years ended September 30, 2001, 2000 and 1999, the Company incurred consulting expenses from these services in an amount totaling $17,500, $5,594 and $5,000, respectively.

                                      [8]

                              INDEPENDENT AUDITORS

Samuel Klein and Company was selected by the Board of Directors as the independent public accountants to audit the financial statements of the Company for the fiscal year ended September 30, 2001. A representative of Samuel Klein and Company is not expected to be present at the Annual Meeting of Shareholders. The Audit Committee of the Board has not had an opportunity to consider the selection of the Company's independent public accountant for the year ending September 30, 2002.

Fees related to services performed for the Company by Samuel Klein and Company in fiscal 2001 are as follows:

		Audit Fees			$72,275
                All Other Fees                  $ 2,500
                                                -------
                Total                           $74,775

"Audit Fees" include amounts paid for the audit of the Company's annual financial statements and reviews of the financial statements included in the Company's Forms 10-Q. "All Other Fees" principally include amounts paid for income tax services.


                  SHAREHOLDER PROPOSALS - 2003 ANNUAL MEETING

Shareholders who believe they are eligible to have their proposals included in the Company's proxy statement for the annual meeting expected to be held in March 2003, in addition to the other applicable requirements established by the Securities and Exchange Commission, must ensure that their proposals are received by the Secretary of the Company, at the address set forth on the first page of this Proxy Statement, no later than November 14, 2002.

                            SOLICITATION OF PROXIES

The accompanying form of proxy is being solicited on behalf of the Board of Directors of the Company. The Company will pay the expense of solicitation of proxies for the meeting. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone or telecopy by directors, officers or regular employees of the Company.

                            FORM 10-K ANNUAL REPORT

A copy of the Annual Report on Form 10-K of the Company for the fiscal year ended September 30, 2001, as filed with the Securities and Exchange Commission, is available to shareholders. A shareholder may obtain a copy of the Form 10-K without charge and a copy of any exhibit thereto upon payment of a reasonable charge limited to the Company's costs of providing such exhibits by writing to Investor Relations, Valley Forge Scientific Corp., P.O. Box 1179, 136 Green Tree Road, Oak, Pennsylvania 19456.



                              By Order of the Board of Directors,

                              /s/ Bonnie Ritchie
                              ------------------
                              BONNIE RITCHIE,
                              Secretary

February 1, 2002

                                      [9]

                         VALLEY FORGE SCIENTIFIC CORP.
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
              THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS.

The undersigned shareholder of Valley Forge Scientific Corp. (the "Company") hereby appoints Jerry L. Malis, or his true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Hampton Inn at Route 422 and Egypt Road, Oaks, Pennsylvania on Wednesday, March 13, 2002, at 10:30 a.m., local time, and at any adjournment thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Shareholders and Proxy Statement for the meeting (receipt of which is hereby acknowledged):

(1) ELECTION OF DIRECTORS

                                     Nominees:        Jerry L. Malis
VOTE FOR all nominees      [ ]                        Leonard I. Malis
                                                      Bruce A. Murray
FOR, except vote withheld from the following          Robert H. Dick
nominees, (if any):                                   Louis Uchitel
__________________________________

VOTE WITHHELD from all nominees [ ]



            (Continued, and to be signed and dated, on reverse side)

(Continued from other side)

(2) In his discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the nominees listed in Proposal 1.

                                   _____________________________

                                   _____________________________
                                   Signature of Shareholder(s)

                                   Please sign your name exactly as it appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon.

                                   Dated:___________________, 2002

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.